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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  MARCH 5, 1999


                                SUMMA INDUSTRIES
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-7755              95-1240978
(State or other jurisdiction of        (Commission         (I.R.S. employer
incorporation or organization)         file number)       identification number)


        21250 HAWTHORNE BOULEVARD, SUITE 500, TORRANCE, CALIFORNIA 90503
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (310) 792-7024


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               On March 5, 1999, Plastron Industries, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of the Registrant ("Buyer"), consummated its purchase of substantially all of the assets of Plastron Industries L.P., a Delaware limited partnership ("Plastron"), pursuant to the terms of that certain Asset Purchase Agreement dated February 17, 1999 (the "Purchase Agreement") among Buyer, the Registrant, Plastron and the general partner of Plastron, Plastron Management, Inc., an Illinois corporation ("PMI").

               The aggregate purchase price paid for Plastron consisted of (i) $20.0 million in cash, (ii) a four-year warrant exercisable to purchase up to 200,000 shares of the Registrant's common stock at $11.75 per share, and (iii) the assumption of certain liabilities, principally trade payables and accrued obligations of approximately $1.0 million (net of the estimated effect of a one time purchase price adjustment to be calculated comparing Plastron working capital at closing to $1.85 million). The aggregate purchase price was determined through negotiations between the Registrant and PMI.

               The Registrant also agreed to grant to certain management employees of Plastron (i) the right to purchase, within thirty days following consummation of the acquisition (and subject to the prior filing of the Plastron audited financial statements required by Item 7 of this current report), up to a maximum of 200,000 restricted shares of the Registrant's common stock at a recent market price, and (ii) an equal number of non-statutory stock options to acquire the Registrant's common stock at the same recent market price, with such options to vest based on the percentage obtained by dividing the net income of Buyer after closing by $3.0 million, or fully in nine years. Additionally, 12,000 similarly priced non-statutory stock options will be granted to consultants of Plastron.

               Plastron is a leading manufacturer of precision thermoplastic parts for wound electronic components such as transformers, relays and coils, known in the industry as coil forms or "bobbins." Plastron's assets consist primarily of real property, plant and equipment, molds, trade accounts receivable and inventory. All of the acquired assets, which are located in Bensenville, Illinois, will be used in the on-going operations of Buyer in a manner consistent with their prior use.

               The funds used for the cash portion of the purchase price were borrowed from the Registrant's primary lender, Comerica Bank-California, a California banking corporation ("Lender"), pursuant to an Amended and Restated Loan Agreement dated March 5, 1999 (the "Loan Agreement"). Lender agreed to act as the agent under the Loan Agreement for the various financial institutions that may become parties thereto.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a)    Financial Statements of Businesses Acquired.

                      The audited financial statements of Plastron required by
                      Item 7 are filed herewith as Exhibit 99.1 to this current report.


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               (b)    Pro Forma Financial Information.

                      It is currently impracticable to file the required pro forma financial information in this current report. The required pro forma financial information will be filed under cover of the registrant's next Form 10-Q or Form 8-K/A as soon as practicable, but in no event later than sixty days after the date by which this current report must be filed.

               (c)    Exhibits.

                      Exhibit       Description
                      -------       -----------
                      2.1           Asset Purchase Agreement dated February 17,
                                    1999 among Buyer, Plastron, the Registrant
                                    and PMI relating to the purchase of
                                    substantially all of the assets of Plastron
                                    by Buyer.

                      4.1           Warrant dated March 5, 1999 issued by the
                                    Registrant to Plastron providing for the issuance from time to time of up to 200,000 shares of the Registrant's common stock at an exercise price of $11.75 per share, including registration rights.

                      10.1          Amended and Restated Loan Agreement dated
                                    March 5, 1999 among the Registrant and
                                    Lender.

                      10.2          Plastron Industries Acquisition Stock Option
                                    Plan providing for the issuance of options to purchase up to 200,000 shares of the Registrant's common stock.

                      23.1          Consent of Friedman Eisenstein Raemer and
                                    Schwartz, LLP to the use of their report in this current report.

                      99.1          Financial Statements of Plastron as of
                                    December 31, 1998 and 1997 together with the manually signed report of independent public accountants dated January 20, 1999 issued by Friedman Eisenstein Raemer & Schwartz, LLP covering such financial statements of
                                    Plastron.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUMMA INDUSTRIES,
                                             a Delaware corporation


Date:  March 15, 1999                        By:    /s/ James R. Swartwout
                                                 -------------------------------
                                                 James R. Swartwout
                                                 President


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                                  EXHIBIT INDEX



Exhibit               Description
-------               -----------
2.1                   Asset Purchase Agreement dated February 17, 1999 among
                      Buyer, Plastron, the Registrant and PMI relating to the
                      purchase of substantially all of the assets of Plastron by
                      Buyer.*

4.1                   Warrant dated March 5, 1999 issued by the Registrant to
                      Plastron providing for the issuance from time to time of up to 200,000 shares of the Registrant's common stock at an exercise price of $11.75 per share, including registration rights. *

10.1 Amended and Restated Loan Agreement dated March 5, 1999 among the Registrant and Lender.*

10.2 Plastron Industries Acquisition Stock Option Plan providing for the issuance of options to purchase up to 200,000 shares of the Registrant's common stock.

23.1 Consent of Friedman Eisenstein Raemer and Schwartz, LLP to the use of their report in this current report.

99.1 Financial Statements of Plastron as of December 31, 1998 and 1997 together with the manually signed report of independent public accountants dated January 20, 1999 issued by Friedman Eisenstein Raemer & Schwartz, LLP covering such financial statements of Plastron.


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* Exhibits 2.1, 4.1 and 10.1 contain listings of the schedules and/or exhibits to the exhibit document. The registrant agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.